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Exhibit 99.18

COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

ABS New Transaction

Computational Materials

$[489,199,000] (approximate)
C-BASS

Mortgage Loan Asset-Backed Certificates,
Series 2005-CB6

Credit-Based Asset Servicing and Securitization LLC
Seller

Merrill Lynch Mortgage Investors, Inc.
Depositor

Litton Loan Servicing LP
Servicer

September 22, 2005

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
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Non-Subprime Mortgage Loan Characteristics Summary Report

Summary	Total	Minimum	Maximum

Aggregate Current Principal Balance	$244,317,566.00
Number of Mortgage Loans	1,261
(1) Average Outstanding Principal Balance	$193,749.06	$5,467.96	$1,039,956.67
(1) Average Original Loan Balance	$194,192.97	$11,376.32	$1,040,000.00
(1) Weighted Average Current Combined Loan-to-Value Ratio	80.59%	3.63%	108.19%
(1) Weighted Average Loan Rate	6.702%	4.000%	13.990%
(1),(4) Weighted Average Gross Margin	5.781%	2.250%	8.740%
(1),(4),(5) Weighted Average Initial Periodic Cap	3.027%	1.000%	6.000%
(1),(4) Weighted Average Subsequent Periodic Cap	1.025%	1.000%	2.250%
(1),(2),(4),(5) Weighted Average Minimum Interest Rate	6.378%	2.250%	10.490%
(1),(4) Weighted Average Maximum Interest Rate	12.535%	9.500%	16.490%
(1) Weighted Average Original Term to Maturity (months)	353	60	360
(1) Weighted Average Remaining Term to Stated Maturity (months)	351	31	360
(1),(4),(5) Weighted Average Term to Roll (months)	25	3	116
(1),(3),(5) Weighted Average Credit Score	660	462	813

(1)	Average or Weighted Average reflected in Total.
(2)	63.35% of the Adjustable Rate Mortgage Loans have minimum interest rates.
(3)	99.90% of the Adjustable Rate Mortgage Loans have FICO Scores.

		Percent of Cut-off Date
	Range	Principal Balance

Product Type	Fully Amortizing	97.14%
	Balloon Payment	2.86%
Lien	First	97.45%
	Second	2.55%
Geographic Distribution	California	31.29%
	Florida	11.81%
	Nevada	9.57%
	Arizona	6.36%
	Virginia	5.91%
Largest Zip Code Concentration	89123	0.77%
FHA-VA Loans		0.00%
Seller Financed Loans		2.11%
Section 32 Loans		0.00%
Loans with Borrower PMI		0.00%
Loans with Lender PMI		0.00%
Loans with Prepayment Penalties		92.64%

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Principal Balance Outstanding

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Principal Balances	Loans	Outstanding	Outstanding

$1 to $50,000	136	$4,691,878.36	1.92%
$50,001 to $100,000	169	12,497,404.48	5.12
$100,001 to $150,000	224	28,370,674.26	11.61
$150,001 to $200,000	203	35,627,403.08	14.58
$200,001 to $250,000	191	42,704,404.81	17.48
$250,001 to $300,000	127	34,454,031.33	14.10
$300,001 to $350,000	81	26,438,857.61	10.82
$350,001 to $400,000	52	19,375,356.45	7.93
$400,001 to $450,000	30	12,642,733.22	5.17
$450,001 to $500,000	16	7,699,372.10	3.15
$500,001 to $550,000	7	3,649,600.00	1.49
$550,001 to $600,000	11	6,415,588.71	2.63
$600,001 to $650,000	6	3,730,762.01	1.53
$650,001 to $700,000	3	2,009,640.14	0.82
$700,001 to $750,000	3	2,174,902.77	0.89
$750,001 to $800,000	1	795,000.00	0.33
$1,000,001 or greater	1	1,039,956.67	0.43

Total:	1,261	$244,317,566.00	100.00%

FICO Scores

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
FICO Scores	Loans	Outstanding	Outstanding

<= 0	5	$239,004.14	0.10%
461 to 480	2	128,776.62	0.05
481 to 500	3	82,420.76	0.03
501 to 520	15	1,589,595.50	0.65
521 to 540	35	7,880,860.01	3.23
541 to 560	57	9,961,136.52	4.08
561 to 580	57	11,535,620.21	4.72
581 to 600	86	14,859,894.44	6.08
601 to 620	117	18,663,275.45	7.64
621 to 640	138	25,117,917.70	10.28
641 to 660	142	26,441,467.51	10.82
661 to 680	174	34,479,403.99	14.11
681 to 700	118	24,162,357.49	9.89
701 to 720	100	21,101,741.59	8.64
721 to 740	82	19,741,130.27	8.08
741 to 760	72	15,764,396.84	6.45
761 to 780	39	9,040,142.55	3.70
781 to 800	15	2,842,259.76	1.16
801 to 820	4	686,164.65	0.28

Total:	1,261	$244,317,566.00	100.00%

(1)	Mortgage loans indicated as having a FICO Score that is "not available" include certain Mortgage Loans where the FICO Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.

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Original Term to Maturity

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Original Term to Maturity (months)	Loans	Outstanding	Outstanding

49 to 60	2	$43,688.41	0.02%
61 to 72	1	14,348.35	0.01
85 to 96	2	43,470.81	0.02
97 to 108	1	26,205.56	0.01
109 to 120	14	832,889.90	0.34
121 to 132	1	36,443.65	0.01
133 to 144	5	140,051.70	0.06
145 to 156	3	93,378.08	0.04
169 to 180	144	6,630,511.63	2.71
181 to 192	1	40,501.92	0.02
193 to 204	1	40,073.91	0.02
229 to 240	6	428,511.46	0.18
241 to 252	1	47,641.53	0.02
265 to 276	1	45,588.20	0.02
289 to 300	4	345,899.81	0.14
301 to 312	3	196,377.46	0.08
337 to 348	4	353,214.85	0.14
349 to 360	1,067	234,958,768.77	96.17

Total:	1,261	$244,317,566.00	100.00%

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Remaining Term to Stated Maturity

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Remaining Term to Stated Maturity (months)	Loans	Outstanding	Outstanding

25 to 36	1	$7,987.33	0.00%
37 to 48	2	68,311.41	0.03
49 to 60	4	70,266.96	0.03
61 to 72	3	109,123.53	0.04
73 to 84	2	64,632.40	0.03
85 to 96	2	47,061.92	0.02
97 to 108	3	226,195.95	0.09
109 to 120	8	478,603.34	0.20
121 to 132	4	145,087.77	0.06
133 to 144	1	35,057.94	0.01
145 to 156	1	27,908.37	0.01
157 to 168	7	257,497.10	0.11
169 to 180	140	6,535,621.16	2.68
181 to 192	1	167,231.45	0.07
193 to 204	2	96,858.07	0.04
217 to 228	1	47,641.53	0.02
229 to 240	1	78,218.88	0.03
265 to 276	1	51,188.24	0.02
277 to 288	7	561,040.57	0.23
289 to 300	2	151,886.25	0.06
301 to 312	5	894,399.19	0.37
313 to 324	4	249,828.20	0.10
325 to 336	1	83,504.01	0.03
337 to 348	8	626,427.89	0.26
349 to 360	1,050	233,235,986.54	95.46

Total:	1,261	$244,317,566.00	100.00%

Property Type

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Property Type	Loans	Outstanding	Outstanding

Single Family	886	$165,390,295.13	67.69%
PUD	226	52,327,847.73	21.42
Condominium	86	14,142,744.32	5.79
2-Family	30	5,316,357.25	2.18
4-Family	16	3,792,025.34	1.55
3-Family	13	2,996,781.08	1.23
Townhouse	4	351,515.15	0.14

Total:	1,261	$244,317,566.00	100.00%

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Occupancy

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Occupancy	Loans	Outstanding	Outstanding

Primary	1,137	$224,456,486.33	91.87%
Investment	115	18,399,156.49	7.53
Second Home	9	1,461,923.18	0.6

Total:	1,261	$244,317,566.00	100.00%

Loan Purpose

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Loan Purpose	Loans	Outstanding	Outstanding

Purchase	774	$141,635,546.04	57.97%
Equity Refinance	459	97,590,177.99	39.94
Rate/Term Refinance	28	5,091,841.97	2.08

Total:	1,261	$244,317,566.00	100.00%

Current Mortgage Loan Rates

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Range of Current Mortgage Loan Rates	Loans	Outstanding	Outstanding

3.501% to 4.000%	1	$19,465.65	0.01%
4.001% to 4.500%	1	83,504.01	0.03
4.501% to 5.000%	13	2,900,079.81	1.19
5.001% to 5.500%	40	10,617,446.97	4.35
5.501% to 6.000%	187	46,753,512.84	19.14
6.001% to 6.500%	273	64,296,496.67	26.32
6.501% to 7.000%	298	62,928,117.64	25.76
7.001% to 7.500%	133	24,473,099.33	10.02
7.501% to 8.000%	94	14,469,852.03	5.92
8.001% to 8.500%	42	7,038,155.31	2.88
8.501% to 9.000%	22	2,979,685.54	1.22
9.001% to 9.500%	8	873,406.99	0.36
9.501% to 10.000%	47	2,151,725.44	0.88
10.001% to 10.500%	30	1,645,034.06	0.67
10.501% to 11.000%	42	1,901,279.25	0.78
11.001% to 11.500%	11	400,893.79	0.16
11.501% to 12.000%	11	468,103.75	0.19
12.001% to 12.500%	1	39,774.51	0.02
13.001% to 13.500%	3	98,594.39	0.04
13.501% to 14.000%	4	179,338.02	0.07

Total:	1,261	$244,317,566.00	100.00%

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Current Combined Loan-to-Value Ratios

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Range of Current Combined Loan-to-Value Ratios	Loans	Outstanding	Outstanding

0.01% to 10.00%	1	$83,504.01	0.03%
20.01% to 30.00%	2	196,225.09	0.08
30.01% to 40.00%	9	967,959.12	0.40
40.01% to 50.00%	11	990,514.11	0.41
50.01% to 60.00%	24	4,789,466.30	1.96
60.01% to 70.00%	81	15,859,387.53	6.49
70.01% to 80.00%	702	157,796,643.97	64.59
80.01% to 90.00%	217	45,847,655.65	18.77
90.01% to 100.00%	212	17,675,381.83	7.23
100.01% to 110.00%	2	110,828.39	0.05

Total:	1,261	$244,317,566.00	100.00%

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State or Territory

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
State or Territory	Loans	Outstanding	Outstanding

California	275	$76,438,063.69	31.29%
Florida	162	28,853,780.58	11.81
Nevada	103	23,377,328.42	9.57
Arizona	91	15,549,944.64	6.36
Virginia	59	14,429,267.47	5.91
Washington	67	12,251,373.55	5.01
Oregon	40	7,634,006.76	3.12
Maryland	28	6,404,762.60	2.62
Illinois	31	5,450,833.47	2.23
Colorado	31	4,875,022.44	2.00
New York	19	3,634,998.84	1.49
New Jersey	13	3,413,557.25	1.40
Georgia	25	3,172,090.97	1.30
Texas	54	3,107,165.78	1.27
Utah	15	3,103,989.97	1.27
Missouri	26	2,981,885.04	1.22
Rhode Island	16	2,833,668.89	1.16
Connecticut	15	2,418,095.73	0.99
Tennessee	21	2,390,443.29	0.98
Michigan	16	2,055,137.43	0.84
Massachusetts	10	1,984,678.20	0.81
Delaware	8	1,842,272.94	0.75
Indiana	20	1,811,010.66	0.74
Minnesota	10	1,546,142.66	0.63
Kentucky	12	1,443,143.57	0.59
South Carolina	7	1,439,129.95	0.59
Pennsylvania	13	1,218,381.00	0.50
Idaho	7	906,060.48	0.37
Wisconsin	8	879,496.17	0.36
Ohio	9	863,405.97	0.35
New Hampshire	6	833,593.37	0.34
Alabama	7	798,559.53	0.33
Arkansas	5	725,705.70	0.30
Hawaii	1	560,000.00	0.23
Maine	3	495,501.07	0.20
West Virginia	4	493,102.42	0.20
North Carolina	7	488,355.82	0.20
Iowa	4	459,627.92	0.19
Oklahoma	7	426,398.91	0.17
Alaska	2	277,892.23	0.11
Louisiana	2	239,676.99	0.10
Mississippi	2	210,013.63	0.09

Total:	1,261	$244,317,566.00	100.00%

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Loan Documentation

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Loan Documentation	Loans	Outstanding	Outstanding

Stated Income	605	$127,200,477.10	52.06%
Full Documentation	508	99,397,945.24	40.68
No Documentation	115	10,520,162.82	4.31
Limited Documentation	18	3,983,375.62	1.63
Alternate Documentation	15	3,215,605.22	1.32

Total:	1,261	$244,317,566.00	100.00%

Performance Status

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Performance Status	Loans	Outstanding	Outstanding

Current	1,261	$244,317,566.00	100.00%

Total:	1,261	$244,317,566.00	100.00%

Prepayment Penalty Term

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Prepayment Penalty Term	Loans	Outstanding	Outstanding

6 months	19	$3,702,931.70	1.52%
12 months	82	15,795,059.17	6.46
20 months	1	255,655.31	0.10
24 months	746	157,439,641.02	64.44
35 months	1	192,319.09	0.08
36 months	196	40,668,528.31	16.65
60 months	43	8,287,434.18	3.39
No Prepayment Penalty	173	17,975,997.22	7.36

Total:	1,261	$244,317,566.00	100.00%

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Gross Margins

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Group I Mortgage Loans
Range of Gross Margins	Loans	Outstanding	Outstanding

2.001% to 2.500%	20	$4,066,977.89	1.85%
2.501% to 3.000%	26	5,793,289.70	2.63
3.001% to 3.500%	15	3,251,111.50	1.48
3.501% to 4.000%	13	2,458,223.12	1.12
4.001% to 4.500%	15	3,369,655.34	1.53
4.501% to 5.000%	80	20,844,472.27	9.47
5.001% to 5.500%	134	35,945,254.18	16.33
5.501% to 6.000%	203	46,324,751.68	21.05
6.001% to 6.500%	225	49,012,741.31	22.27
6.501% to 7.000%	146	30,356,314.35	13.79
7.001% to 7.500%	63	12,772,013.53	5.80
7.501% to 8.000%	19	3,902,756.14	1.77
8.001% to 8.500%	8	1,408,360.16	0.64
8.501% to 9.000%	3	565,731.34	0.26

Total:	970	$220,071,652.51	100.00%

Initial Periodic Rate Cap

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Group I Mortgage Loans
Initial Periodic Rate Cap	Loans	Outstanding	Outstanding

1.000%	7	$1,884,276.43	0.86%
2.000%	13	2,924,289.59	1.33
3.000%	927	210,210,703.21	95.52
5.000%	13	2,579,943.29	1.17
6.000%	10	2,472,439.99	1.12

Total:	970	$220,071,652.51	100.00%

Subsequent Periodic Rate Cap

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Group I Mortgage Loans
Subsequent Periodic Rate Cap	Loans	Outstanding	Outstanding

1.000%	945	$214,486,949.59	97.46%
1.500%	4	453,081.23	0.21
2.000%	20	4,657,621.69	2.12
2.250%	1	474,000.00	0.22

Total:	970	$220,071,652.51	100.00%

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Maximum Mortgage Rates

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Group I Mortgage Loans
Range of Maximum Mortgage Rates	Loans	Outstanding	Outstanding

9.001% to 9.500%	1	$83,504.01	0.04%
10.501% to 11.000%	10	2,951,136.23	1.34
11.001% to 11.500%	46	11,702,551.70	5.32
11.501% to 12.000%	181	46,011,932.54	20.91
12.001% to 12.500%	257	61,298,730.97	27.85
12.501% to 13.000%	271	58,360,654.05	26.52
13.001% to 13.500%	106	20,632,187.10	9.38
13.501% to 14.000%	43	8,451,824.12	3.84
14.001% to 14.500%	31	5,501,292.49	2.50
14.501% to 15.000%	15	3,316,924.88	1.51
15.001% to 15.500%	6	1,399,871.47	0.64
15.501% to 16.000%	2	216,800.42	0.10
16.001% to 16.500%	1	144,242.53	0.07

Total:	970	$220,071,652.51	100.00%

Minimum Mortgage Rates

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Group I Mortgage Loans
Range of Minimum Mortgage Rates	Loans	Outstanding	Outstanding

0.000% or less	351	$80,653,982.09	36.65%
2.001% to 2.500%	7	2,262,816.73	1.03
2.501% to 3.000%	2	477,374.99	0.22
3.001% to 3.500%	9	1,986,520.31	0.90
3.501% to 4.000%	7	1,225,180.40	0.56
4.001% to 4.500%	4	733,945.69	0.33
4.501% to 5.000%	8	2,094,623.81	0.95
5.001% to 5.500%	16	3,626,428.23	1.65
5.501% to 6.000%	103	24,930,022.90	11.33
6.001% to 6.500%	159	37,718,391.23	17.14
6.501% to 7.000%	194	42,804,055.69	19.45
7.001% to 7.500%	72	14,371,959.36	6.53
7.501% to 8.000%	25	4,838,334.76	2.20
8.001% to 8.500%	6	1,032,467.34	0.47
8.501% to 9.000%	5	833,481.67	0.38
9.001% to 9.500%	1	337,824.78	0.15
10.001% to 10.500%	1	144,242.53	0.07

Total:	970	$220,071,652.51	100.00%

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Next Loan Rate Adjustment Month

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Group I Mortgage Loans
Next Loan Rate Adjustment Month	Loans	Outstanding	Outstanding

December 2005	7	$1,735,207.01	0.79%
January 2006	3	752,977.34	0.34
March 2006	2	570,061.42	0.26
April 2006	1	213,873.00	0.10
July 2006	1	248,000.00	0.11
April 2007	2	420,416.55	0.19
May 2007	9	1,364,957.45	0.62
June 2007	52	9,838,942.39	4.47
July 2007	496	114,689,922.24	52.11
August 2007	237	56,882,998.56	25.85
May 2008	2	878,504.01	0.40
June 2008	14	2,892,650.20	1.31
July 2008	37	7,492,720.83	3.40
August 2008	59	12,157,645.81	5.52
April 2010	2	175,240.00	0.08
May 2010	7	1,603,036.76	0.73
June 2010	18	3,319,331.54	1.51
July 2010	8	1,096,024.81	0.50
August 2010	11	3,021,542.62	1.37
June 2012	1	475,800.00	0.22
May 2015	1	241,799.97	0.11

Total:	970	$220,071,652.51	100.00%